                                                                     EXHIBIT 10r



                                SUPPLEMENT NO. 2
                                       TO
                                 TRUST INDENTURE



         THIS SUPPLEMENT NO. 2, dated as of July 1, 1998 ("Supplement No. 2"), to that certain Trust Indenture dated as of December 17, 1996 as amended as of June 30, 1997 effective July 1, 1997 ("Supplement No. 1") (the "Indenture") is by and between CITIBANK, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Indenture Trustee, the "Parties").

         WHEREAS, on December 17, 1996, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series" (the "Initial Transaction") with a maximum principal amount of $153,091,000;

         WHEREAS, Article Fourth of the Special Provisions of the Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note;

         WHEREAS, the Parties by Supplement No. 1 amended certain documents relating to the Initial Transaction in order to provide for the redemption of a part of the Floating Rate Note by the Shipowner's issuance of a fixed rate note (the "Second Transaction"); and

         WHEREAS, the Parties wish to further amend certain documents relating to the Initial Transaction and Second Transaction in order to provide for the complete redemption of the Floating Rate Note and for the escrow funding contemplated by section 2.03 hereof, by the issuance of a second fixed rate note in the aggregate amount of $86,091,000.

         NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:





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                                  ARTICLE FIRST



               SECTION 1.01 SCHEDULE A. Schedule A to the Indenture is hereby amended by adding the following definitions:

         "Second Effective Date" means July 1, 1998.

         "Fixed Rate Note" shall mean an Obligation substantially in the form of
Exhibit 3A or 3B to the Indenture, appropriately completed.

         All other capitalized terms used herein have the meanings set forth in Schedule A to the Indenture, as amended.

                                 ARTICLE SECOND


               The Indenture shall be amended as follows:

         Section 2.01 The Obligations. Article Second (a) of the Special Provisions of the Indenture is restated in its entirety as follows:

                    (a) The Obligations issued hereunder shall be designated
               "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series," and shall be in the forms of Exhibits 3A and 3B to this Indenture; and, the aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $153,091,000 except as provided in Sections 2.09, 2.10,
               2.12 and 3.10(b) of Exhibit 1 hereto.

         Section 2.02 Endorsement of Floating Rate Note. On the Second Effective Date, the Floating Rate Note issued on July 1, 1997 shall be endorsed to show the redemption of the remaining outstanding amount and thereupon shall be cancelled.

         Section 2.03 Escrow Fund. Approximately $2,494,932 of the proceeds of the Fixed Rate Note issued on July 1, 1998 is being placed in the Escrow Fund and will not be disbursed to the Shipowner until the Actual Cost of the Vessel equals or exceeds $175,042,902. In the estimation of the Shipowner, the Actual Cost of the Vessel will exceed $175,042,902. In the event that the Actual Cost of the Vessel does not equal or exceed $175,042,902, a special redemption of the Fixed Rate Obligations dated July 1, 1998 will occur on a pro rata basis. Notwithstanding anything to the contrary in the Indenture, in the event that a special redemption occurs, such funds will be pre-paid on the Second Fixed Rate
Note issued July 1, 1998 and will not affect the



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First Fixed Rate Note issued July 1, 1997 and the Shipowner will pay a
Make-Whole Premium in connection therewith.

         Section 2.04 Forms of Fixed Rate Notes. The form of Fixed Rate Note attached as Exhibit 3 to the Indenture is renumbered as Exhibit 3A and the form of Fixed Rate Note attached as an Exhibit to this Amendment is designated as
Exhibit 3B to the Indenture.

         Section 2.05 Issuance of Fixed Rate Notes. On and after the Second Effective Date, the Shipowner shall issue and deliver to the Holders thereof Fixed Rate Note(s) in accordance with the Indenture in the form of Exhibit 3B to the Indenture.

         Except as so amended, the provisions of the Indenture are hereby confirmed, and shall remain in full force and effect.

         This Supplement No. 2 to the Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, the provisions of the original held by the Secretary shall prevail.


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                  IN WITNESS WHEREOF, this Supplement No. 2 to the Indenture has been duly executed by the Parties as of the day and year first above written.



(SEAL)                                 ROWAN COMPANIES, INC.


ATTEST:
                                       By:
                                          --------------------------------------
                                           Senior Vice President

----------------------------
Secretary



                                       CITIBANK, N.A.
(SEAL)                                 Indenture Trustee


ATTEST:
                                       By:
                                          --------------------------------------
                                           Arthur W. Aslanian
                                           Title: Vice President

----------------------------
Carol Ng
Vice President


CONSENT:


         Pursuant to Section 10.05 of the General Provisions Incorporated into the Trust Indenture by Reference attached as Exhibit 1 to the Trust Indenture, the Secretary hereby consents to this Supplement No. 2 to the Trust Indenture.


ATTEST:                                 UNITED STATES OF AMERICA,
                                        SECRETARY OF TRANSPORTATION


                                        BY:  MARITIME ADMINISTRATION


                                        By:
                                           -------------------------------------
                                           Secretary